UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                 -----------------------------------------------

                       PURSUANT TO SECTION 13 OR 15(d) OF
                 THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 22, 1998


                          OCWEN ASSET INVESTMENT CORP.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


 VIRGINIA                          001-14043                      65-0736120
(STATE OR OTHER                   (COMMISSION                 (I.R.S. EMPLOYER
  JURISDICTION                     FILE NUMBER)              IDENTIFICATION NO.)
OF INCORPORATION)


                              THE FORUM, SUITE 1000
         1675 PALM BEACH LAKES BOULEVARD, WEST PALM BEACH, FLORIDA      33401
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)          (ZIP CODE)


                                 (561) 681-8000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                                       N/A
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by Ocwen Asset Investment Corp. (the "Company") on August 6, 1998. It provides the financial statements and pro forma financial information for the Prudential Building, an existing 488,080 square foot, 22-story office building located at 841 Prudential Drive in the central business district of Jacksonville, Florida ("841 Prudential Drive").

As previously reported, on July 22, 1998 the Company acquired the Prudential Building for $36.0 million in cash plus closing costs from Prudential Insurance Co. of America, an unaffiliated third party (the "Seller"). The purchase price was determined through arms length negotiations between the Seller and Ocwen Capital Corporation, a wholly-owned subsidiary of Ocwen Financial Corporation and the manager of the Company. The source of funds for this purchase by the Company was a $24.1 million advance under an existing line of credit with Salomon Brothers Realty Corp. and other borrowings. The Company intends to continue to use the building for rentals.

ITEM 5.   OTHER EVENTS

In addition to the Prudential Building, this Current Report on Form 8-K/A provides the financial statements and pro forma financial information for certain additional properties acquired by the Company. The following is a list of those properties:

   Description                   Location                    Date Acquired
   -----------                   --------                    -------------
o  450 Sansome Street            San Francisco, California   September 23, 1997
o  Cortez Plaza                  Bradenton, Florida          November 10, 1997
o  Bayers Road Shopping Centre   Halifax, Nova Scotia        April 9, 1998

Supplementally included in this Current Report on Form 8-K/A is certain financial data related to the operations of certain other properties acquired by the Company. The following is a list of those properties:

   Description                   Location                    Date Acquired
   -----------                   --------                    -------------
o  10 UN Plaza                   San Francisco, California   September 3, 1997
o  690 Market Street             San Francisco, California   January 23, 1998
o  Park Center 1                 Dayton, Ohio                April 3, 1998



ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(a) (i) Financial statements related to the following properties are attached hereto, and incorporated herein by reference, as Exhibit 99.1:

                  (1)       841 Prudential Drive
                  (2)       450 Sansome Street
                  (3)       Cortez Plaza
                  (4)       Bayers Road Shopping Centre

    (ii) In addition, supplemental financial data related to the operations of the following properties is attached hereto, and incorporated herein by reference, as Exhibit 99.2:

                  (1)      841 Prudential Drive
                  (2)      10 UN Plaza
                  (3)      690 Market Street
                  (4)      Park Center 1


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

(b)      Pro forma financial  information related to the properties listed under
         Item 7(a)(i) is attached hereto, and incorporated herein by reference, as Exhibit 99.3.

(c)      Exhibits

         The following exhibits are filed as part of this report:

         2.1      Purchase  and  Sale  Agreement  dated  June 9,  1998,  between
                  Prudential Insurance Co. of America and Ocwen Capital Corporation (1)
         2.2 Assignment and Assumption Agreement dated July 22, 1998, between Ocwen Capital Corporation and OAIC Jacksonville, LLC
         10.1 Amended and Restated Loan Agreement by and among, inter alia, OAIC California Partnership, L.P., OAIC California Partnership II, L.P., Salomon Brothers Realty Corp. and LaSalle National Bank, dated as of June 10, 1998 (2)
         99.1     Financial statements of properties acquired
         99.2     Supplemental financial data
         99.3     Pro forma financial information
================================================================================

                  (1) Incorporated  by reference  to the Current  Report on Form
                      8-K filed by the Company with the commission on August 6, 1998.
                  (2) Incorporated  by  reference  to  the  Company's  Quarterly
                      Report on Form 10-Q for the quarterly period ended June 30, 1998.


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

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                   OCWEN ASSET INVESTMENT CORP.
                                   (Registrant)


                                   By: /s/ Mark S. Zeidman
                                   ---------------------------------------------
                                           Mark S. Zeidman
                                           Senior Vice President and
                                           Chief Financial Officer


Date:   September 15, 1998


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

                        INDEX TO EXHIBITS FILED HEREWITH



 EXHIBIT   DESCRIPTION                                                     PAGE
 -------   -----------                                                     ----

    2.2    Assignment and Assumption Agreement, dated July 22,               7
           1998, between Ocwen Capital Corporation and OAIC
           Jacksonville, LLC.

   99.1    FINANCIAL STATEMENTS OF PROPERTIES ACQUIRED.

           (1)  841 PRUDENTIAL DRIVE                                        10
                ----------------------
                Statements  of Revenue and Certain  Expenses For the
                Year  Ended  December  31,  1997 and the Six  Months
                Ended June 30, 1998 (unaudited), and Report of Independent Certified Public Accountants.

           (2)  450 SANSOME STREET                                          17
                ------------------
                Statements  of Revenue and Certain  Expenses For the
                Year  Ended  December  31,  1996 and the Six  Months
                Ended June 30, 1997 (unaudited), and Report of Independent Accountants.

           (3)  CORTEZ PLAZA                                                24
                ------------
                Statements  of Revenue and Certain  Expenses For the
                Year Ended  December  31,  1996 and the Nine  Months
                Ended September 30, 1997 (unaudited), and Report of Independent Certified Public Accountants.

           (4)  BAYERS ROAD SHOPPING CENTRE                                 31
                ---------------------------
                Statements of Revenue and Certain Expenses
                For the Year Ended December 31, 1997 (and the
                Three Months Ended March 31, 1998 (unaudited), the Period from May 14, 1997 to December 31,
                1997 (unaudited)), and Independent Auditors'
                Report.


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

   99.2    SUPPLEMENTAL FINANCIAL DATA.

           (1)   841 PRUDENTIAL DRIVE                                       40
                 ---------------------
                 Other Operating Data.

           (2)   10 UN PLAZA                                                41
                 -----------
                 Statement of Revenues and Certain Expenses for the Six Months Ended June 30, 1998 (unaudited), with accompanying notes.

           (3)   690 MARKET STREET                                          44
                 -----------------
                 Statement of Revenues and Certain Expenses for the Six Months Ended June 30, 1998 (unaudited), with accompanying notes.

           (4)   PARK CENTER 1                                              47
                 -------------
                 Statement of Revenues and Certain Expenses for the Six Months Ended June 30, 1998 (unaudited), with accompanying notes.


   99.3    PRO FORMA FINANCIAL INFORMATION.

           (1)   Unaudited Pro Forma Consolidated Statements                50
                 of Financial Condition at June 30, 1998.

           (2)   Unaudited Condensed Pro Forma Consolidated                 52
                 Statements of Operations for the Period May 14,
                 1997 to December 31, 1997.
                                                                            54
           (3)   Unaudited Condensed Pro Forma Consolidated
                 Statements of Operations for the Six Months
                 Ended June 30, 1998.
                                                                            56
           (4)   Unaudited Condensed Pro Forma Consolidated
                 Statements of Operations for the Period July 1,
                 1997 to June 30, 1998.


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